IN THE UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF DELAWARE

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                                    :
In re:                              :    Chapter 11
                                    :
POLAROID CORPORATION,               :    Case No. 01-10864 (PJW)
         et al.,                    :
                                    :    Jointly Administered
                           Debtors. :
                                    :
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               NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
                 PERIOD FROM MAY 5, 2003 THROUGH JUNE 1, 2003


          PLEASE TAKE NOTICE that on June 18, 2003, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the Monthly Operating Reports of Polaroid Corporation, et al., for the period from May 5, 2003 through June 1, 2003, attached hereto as Exhibit A (the "Monthly Operating Reports").

          PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        June 18, 2003




                                    /s/ Mark L. Desgrosseilliers
                                    --------------------------------------------
                                    Gregg M. Galardi (I.D. No. 2991)
                                    Mark L. Desgrosseilliers (I.D. No. 4083)
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware  19899-0636
                                    (302) 651-3000

                                            - and -

                                    Eric W. Kaup
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                        & FLOM (ILLINOIS)
                                    333 West Wacker Drive
                                    Chicago, Illinois 60606
                                    (312) 407-0700

                                    Attorneys for Debtors and
                                      Debtors-in-Possession